UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	April 4, 2007
MSC Industrial Direct Co., Inc.
(Exact name of registrant as specified in its charter)
New York	1-14130	11-3289165
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
75 Maxess Road, Melville, New York		11747
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (516) 812-2000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 4, 2007 MSC Industrial Direct Co., Inc. (the “Registrant”) issued a press release announcing financial results for its second fiscal quarter ended February 24, 2007. The entire text of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits:

99.1  MSC Industrial Direct Co., Inc. Press Release, dated April 4, 2007.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        MSC Industrial Direct Co., Inc.

Date: April 4, 2007                                    By: /s/ Shelley M. Boxer
                             Name: Shelley M. Boxer
                             Title:   Vice President, Finance